December 6, 2001

Dear Valued Strategic Variable Life® Plus Policyowner:

This information below supplements Massachusetts Mutual Life Insurance Company's Strategic Variable Life® Plus Prospectus dated May 1, 2001. Please place this supplement with your Prospectus, and retain it for future reference.

STRATEGIC VARIABLE LIFE® PLUS
Supplement dated December 6, 2001
to the prospectus dated May 1, 2001

Effective December 3, 2001, the Strategic Variable Life® Plus prospectus is amended as follows:

1.       Delete the sub-adviser information under the subsection entitled "MML Small Cap
          Growth Equity Fund" on page 12 of the prospectus and insert the following language in order to reflect a sub-adviser change to MML Small Cap Growth Equity Fund.

MML Small Cap Growth Equity Fund
Sub-advisers: Wellington Management Company, LLP and Waddell & Reed Investment
Management Company.